UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

KREIDO BIOFUELS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-130606	20-3240178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Flynn Road Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 389-3499

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 20, 2008, Kreido Biofuels, Inc. (the “Company”) issued a press release containing a business update. The press release is attached as Exhibit 99.1 to this report.

Additionally, on March 24, 2008 the Company posted a business presentation on its website at www.kreido.com. The business presentation is attached as Exhibit 99.2 to this report.

The information set forth in the above Item 7.01 and the attached as Exhibits 99.1 and 99.2 is furnished to, but shall not be deemed “filed” with Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit
99.1	Press release of Kreido Biofuels, Inc. issued March 20, 2008
99.2	Investor Presentation posted on Kreido Biofuels, Inc. at www.kreido.com on March 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

KREIDO BIOFUELS, INC.
Date: March 24, 2008	By:	/s/ G.A. Ben Binninger

	Name:	G.A. Ben Binninger
	Its:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release of Kreido Biofuels, Inc. issued March 20, 2008
99.2	Investor Presentation posted on Kreido Biofuels, Inc. at www.kreido.com on March 24, 2008